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                                                                    EXHIBIT 10.8

                                   SCOLR, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

TO:      _____________________________________

         We are pleased to inform you that you have been selected by the Plan Administrator of SCOLR, Inc.'s (the "Company") 1995 Amended Stock Option Plan (the "Plan") to receive an incentive stock option for the purchase of _________ shares of the Company's Common Stock at an exercise price of $___________ per share. A copy of the Plan is attached hereto and incorporated herein by reference.

         The option is intended to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Except as expressly provided herein, this option is subject to the terms, definitions and provisions of the Plan and this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

TERM

         The term of the option is ten (10) years from date of grant, unless sooner terminated.

EXERCISE

         During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option.

PAYMENT FOR SHARES

         The option may be exercised by the delivery of:

         (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), bank certified or cashier's check; or

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price. You should consult your tax advisor before exercising this option with stock you received upon the exercise of an incentive stock option.

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TERMINATION

         The option will terminate immediately upon termination of your employment for cause (as defined in the Plan), or three months after cessation of your employment with the Company or a related corporation, unless such cessation is due to total disability (as defined in the Plan) or death, in which case the option shall terminate 12 months after cessation of your employment.

TRANSFER OF OPTION

         The option is not transferable except by will or by the applicable laws of descent and distribution.

VESTING

         The option shall vest and become exercisable according to the following schedule:

Date on and After Which Option                      Portion of Total Option
       is Exercisable                                Which is Excercisable

         ___________                                       ____________
         ___________                                       ____________
         ___________                                       ____________

TAXATION

         The date of grant of the option is _____________, 2000. Generally, with respect to incentive stock options, no income is recognized by you upon the grant or exercise of an incentive stock option (unless the Alternative Minimum Tax applies). If you hold the shares acquired upon exercise of the option for more than two years after the date of grant of the option and for more than one year after the date of exercise, then upon sale of the shares, the difference between the amount realized on the sale and the option exercise price will be long-term capital gain or loss. If the shares are not held for the minimum periods described in the preceding sentence, you generally will recognize ordinary income. If required under applicable tax laws, the Company may require you to pay withholding tax with respect to the ordinary income amount that is treated as compensation. You may also be subject to the Alternative Minimum Tax and/or have an obligation to pay estimated tax payments to federal and/or state governments. In all cases, you should obtain tax advice when exercising your option and before disposing of the shares.

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         At the time you exercise your option, you may be subject to the
Alternative minimum tax. You should obtain tax advice when exercising your option and before disposing of the shares.

         Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                            Very truly yours,

                                            SCOLR, INC.

                                            By: ________________________________

                                            Its:________________________________

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                         ACCEPTANCE AND ACKNOWLEDGEMENT

         I, being a resident of the State of ______________________________, accept the incentive stock option described above and in SCOLR, Inc.'s Amended 1995 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan.

Dated: _______________, 2000.

                                            ____________________________________
                                            Signature
                                            ____________________________________
                                            Print/Type Name
                                            Taxpayer I.D. No.___________________

         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated: _______________, 2000.

                                            ____________________________________
                                            Spouse's Signature
                                            ____________________________________
                                            Print/Type Name
                                            Taxpayer I.D. No.___________________

         By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

Dated: _______________, 2000.

                                            ____________________________________
                                            Optionee's Signature
                                            ____________________________________
                                            Print/Type Name
                                            Taxpayer I.D. No.___________________

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                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

TO:      SCOLR, INC.

         I, being a resident of the State of _________________________, hereby exercise my incentive stock option granted by SCOLR, Inc. (the "Company') in the Incentive Stock Option Agreement, dated ______________, _____, subject to all the terms and provisions thereof and of the 1995 Amended Stock Option Plan referred to therein, and notify the Company of my desire to purchase _______ shares of common Stock of the company at the exercise price of $________ per share which were offered to me pursuant to said option.

         All capitalized terms shall have the meaning set forth in the Plan or the Incentive Stock Option Agreement.

Dated: _______________, 2000.

                                            ____________________________________
                                            Signature
                                            ____________________________________
                                            Print/Type Name
                                            ____________________________________
                                            Street Address
                                            ____________________________________
                                            City/State                  Zip Code
                                            Taxpayer I.D. No.___________________

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                                     RECEIPT

SCOLR, INC., hereby acknowledges receipt from _________________________ ______________________________________ in payment for _______ shares common stock of SCOLR, Inc., a Delaware corporation, of $_______ in the form of :

         [ ]      Cash
         [ ]      Check (personal cashier's check or bank certified)
         [ ]      ______ shares of the Company's common stock, fair market value
         $_____ per share.

         Dated: _______________, 2000.

                                            SCOLR, INC.

                                            By:_________________________________
                                            Its:________________________________

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